SUPPLEMENT DATED AUGUST 19, 2013
to

PROSPECTUS DATED APRIL 29, 2013
FOR SUN EXECUTIVE VARIABLE UNIVERSAL LIFE

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN PROTECTOR VARIABLE UNIVERSAL LIFE
AND FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE

PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY VARIABLE UNIVERSAL LIFE,
FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE,
FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE
AND FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

I.
Effective August 2, 2013, the parent of Sun Life Assurance Company of Canada (U.S.) is Delaware Life Holdings, LLC (“Delaware Life”).  Delaware Life is a limited liability company formed under the laws of Delaware on December 12, 2012.  Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

II.
Pursuant to the approval by the Board of Trustees of the MFS Total Return Portfolio (“the Fund”) and its shareholders, the Fund was reorganized into the MFS Total Return Series, effective at close of business on August 16, 2013.

MFS Total Return Portfolio is no longer available for investment and all references to the Fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.